UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 23, 2023, the Board of Directors of Clearwater Paper Corporation (the “Company”) elected Rebecca A. Barckley as Interim Chief Financial Officer (“Interim CFO”), effective July 1, 2023. The Company is currently engaged in a search for a permanent Chief Financial Officer (“CFO”). Ms. Barckley will serve as Interim CFO until a permanent CFO is in place for the Company, and she will also continue in her role as Vice President, Corporate Controller, Principal Accounting Officer for the Company.

Ms. Barckley has assumed the duties and responsibilities of CFO from Michael J. Murphy will leave the Company on June 30, 2023, as previously reported.

Ms. Barckley, age 60, has served as Vice President, Corporate Controller of the Company since January 2020. Before joining the Company, Ms. Barckley worked for Louisiana Pacific Corporation (“LP”), a building materials manufacturer, where she spent 20 years in progressively increasing leadership roles in finance and accounting including from 2010 through December 2019, serving as LP’s Corporate Controller Financial Reporting, Principal Accounting Officer. Ms. Barckley earned her Bachelor of Business Administration, Accounting from California State University, Fresno.

Ms. Barckley does not have any family relationships with any of the Company’s directors or executive officers, there are no arrangements or understandings between Ms. Barckley and any other persons pursuant to which she was selected as an officer, and there are no transactions between Ms. Barckley and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with her appointment as Interim CFO, the Company approved the following additional compensation for Ms. Barckley that is commensurate with her additional duties as Interim CFO: a payment of $10,000 per month for each month Ms. Barckley serves in this capacity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2023

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

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